Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of NatureWell, Incorporated(the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James R. Arabia, President and Chief Executive Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ James R. Arabia
----------------------
James R. Arabia
Chairman of Board
and Chief Executive Officer
February 20, 2003


In connection with the Quarterly Report on Form 10-QSB of NatureWell, Incorporated (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert T. Malasek, Treasurer and Chief Financial Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.


/s/ Robert Malasek
-------------------
Robert T. Malasek
Treasurer, and Chief Financial Officer
(Principal Financial and Accounting Officer)
February 20, 2003